Exhibit 4.1

NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

MagnaData, Inc.

See Reverse for
Certain Definitions

PAR VALUE $0.001 EACH

COMMON STOCK
THE SECURITIES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.  NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER.

This is to Certify that ____________________________________________________ is the owner of ____________________________________________________________________
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

_____________________________

_________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFER MIN ACT- ................ Custodian...............
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under uniform Transfers to Minors Act ..................................................................................
Jt ten	- as joint tenants with right of Survivorship and not as tenants In common	(State)
Additional abbreviations may also be used though not in the above list

For value received _________________________ hereby sell,
assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

          Dated ______________________             ________________
                                                                           In presence of

               _______________________________________                       ___________________________

               NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITH ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The corporation will furnish any shareholder, upon request and without charge, information regarding the designations, relative rights, preferences, and limitations applicable to each authorized class and series of stock and the authority of the board of directors to determine the foregoing for any future series.